EXHIBIT 99



                                             Merrill Lynch,
                                             Pierce, Fenner & Smith Incorporated

                                             World Financial Center
                                             North Tower
                                             New York, New York 10281-1310
                                             212 449 1000


MERRILL LYNCH


July 17, 1998


General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI  48202

To Whom It May Concern:

We confirm that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, an Underwriter for General Motors Acceptance Corporation Medium Term Note Program (the "Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Medium Term Notes under the Program.

Very truly yours,

MERRILL LYNCH, PIERCE, FENNER & SMITH
             INCORPORATED

By:  s/  Scott G. Primrose
--------------------------
Name:    Scott G. Primrose
Title:   Authorized Signatory

SALOMON SMITH BARNEY

A Member of TravelersGroup


July 20, 1998


General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI  48202
Attention: Rick Buxton
Re: GMAC Debt Securities


Dear Sirs:

We confirm that Salomon Brothers Inc, an Underwriter for General Motors Acceptance Corporation Medium Term Note Program (the "Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Medium Term Notes under the Program.



                                                SALOMON BROTHERS INC

                                                By:  s/ Martha D. Bailey
                                                ------------------------
                                                Name:   Martha D. Bailey
                                                Title:  Vice President

MORGAN STANLEY DEAN WITTER



                                                1585 BROADWAY
                                                NEW YORK, NEW YORK 10036
                                                (212) 761-4000


                                                July 16, 1998


Rick Buxton
General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI  48202


Dear Rick:

We confirm that Morgan Stanley & Co. Incorporated, an Underwriter for General Motors Acceptance Corporation Medium Term Note Program (the "Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Medium Term Notes Under the Program.


                                                Very truly yours,

                                                s/ Michael Fusco
                                                ----------------
                                                Michael Fusco
                                                Vice President

                                 LEHMAN BROTHERS




July 20, 1998


Mr. Rick Buxton
General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI  48202

Dear Rick:

We confirm that Lehman Brothers Inc., an Underwriter for General Motors Acceptance Corporation Medium Term Note Program (the "Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Medium Term Notes under the program.


                                                LEHMAN BROTHERS INC.

                                                By:  s/ Robert Swindell
                                                -------------------------
                                                Name:   Robert Swindle
                                                Title:  Managing Director












                                 LEHMAN BROTHERS
                   3 WORLD FINANCIAL CENTER NEW YORK, NY 10285

                                                                     J.P. MORGAN




J.P. Morgan Securities Inc.
60 Wall Street
New York NY
10260-0060


July 20, 1998


General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI  48202


Ladies and Gentlemen:

Re:  General Motors Acceptance Corporation 415 Shelf Registration

We confirm that J.P. Morgan Securities Inc., an Underwriter for General Motors Acceptance Corporation Debt Securities has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Debt Securities.


J.P. MORGAN SECURITIES INC.


By: s/  Margaret Brody
    ------------------
Name:   Margaret Brody
Title:  Managing Director

BEAR STEARNS
                                                BEAR, STEARNS, & CO. INC.
                                                245 PARK AVENUE
                                                NEW YORK, NEW YORK 10167
                                                (212) 272-2000

                                                ATLANTA * BOSTON
                                                CHICAGO * DALLAS * LOS ANGELES
                                                NEW YORK * SAN FRANCISCO

                                                GENEVA * HONG KONG
                                                LONDON * PARIS * TOKYO



                                  July 17, 1998



Mr. David C. Walker
Director of Liability Management
General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, Michigan  48202


Dear Mr. Walker:

We confirm that Bear, Stearns & Co. Inc., a dealer in General Motors Acceptance Corporation Medium Term Note Program (the "Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable to the offering of Medium Term Notes under the Program.


                                                Very truly yours,


                                                By:  s/ Paul M. Friedman
                                                ------------------------
                                                Name:   Paul M. Friedman
                                                Title:  Senior Managing Director

WARBURG DILLON READ



General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI  48202

July 17, 1998


Attention:  Rick Buxton


General Motors Acceptance Corporation Medium Term Note Program

Dear Sir:

We confirm that Warburg Dillon Read LLC, an Underwriter for General Motors Acceptance Corporation Medium Term Note Program (the "Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Medium Term Notes under the Program.


                                                WARBURG DILLON READ


                                                By: s/  Michael P. Hynes
                                                ----------------------
                                                Name:   Michael P. Hynes
                                                Title:  Authorized Signature